SHORT-TERM AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
The following table sets forth the Company’s total consolidated borrowings. Short-term and long-term debt consists of the following:

	December 31,
	2022	2021
	(in millions)
Short-term debt:
CLO short-term debt (5.74%) (1)	$239	$92
Current portion of long-term debt (2)	520	—
Total short-term debt	759	92
Long-term debt:
Senior Notes (5.00%, due 2048)	1,481	1,481
Senior Notes (4.35%, due 2028)	1,491	1,490
Senior Notes (3.90%, due 2023)	—	519
Senior Debentures, (7.00%, due 2028)	350	349
Total long-term debt	3,322	3,839
Total borrowings	$4,081	$3,931
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(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Current portion of Long-term debt have been reclassified to short-term debt for the year ended December 31, 2022 as the maturity date is within one year of year ended December 31, 2022.
As of December 31, 2022, the Company is in compliance with all debt covenants.
Short-term Debt
AB Commercial Paper
As of December 31, 2022 and 2021, AB had no commercial paper outstanding. The commercial paper is short term in nature, and as such, recorded value is estimated to approximate fair value (and considered a Level 2 security in the fair value hierarchy). Average daily borrowings for the commercial paper outstanding in 2022 were $190 million with a weighted average interest rate of 1.5%. Average daily borrowings for the commercial paper in 2021 were $157 million with a weighted average interest rate of 0.2%.
AB Revolver Credit Facility
AB had a $200 million committed, unsecured senior revolving credit facility (the "AB Revolver") with a leading international bank, which matured on November 16, 2021. Average daily borrowings for 2021 were $13 million, with weighted average interest rates of 1.1%.
Long-term Debt
Holdings Senior Notes and Senior Debentures
On April 20, 2018, Holdings issued $800 million aggregate principal amount of 3.9% Senior Notes due 2023, $1.5 billion aggregate principal amount of 4.35% Senior Notes due 2028 and $1.5 billion aggregate principal amount of 5.0% Senior Notes due 2048 (together the “Notes”). These amounts are recorded net of original issue discount and issuance costs. During 2021 Holdings made a principal prepayment of $280 million on the 3.9% Senior Notes due. As of December 31, 2022, the 3.9% Senior Notes due 2023 are classified as short-term as their maturity date is within one year.
As of December 31, 2022 and 2021, Holdings had outstanding $350 million and $349 million aggregate principal amount of 7.0% Senior Debentures due 2028 (the “Senior Debentures”). On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity ( the “AXA Financial Merger”). As a result of the AXA Financial merger, Holdings assumed AXA Financial’s obligations under the Senior Debentures.
The Notes and Senior Debentures contain customary affirmative and negative covenants, including a limitation on certain liens and a limit on the Company’s ability to consolidate, merge or sell or otherwise dispose of all or substantially all of its assets. The Notes and Senior Debentures also include customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding Notes and Senior Debentures may be accelerated. As of December 31, 2022, the Company was not in breach of any of the covenants.
Contingent Funding Arrangements
For information regarding activity pertaining to our contingent funding arrangements, see Note 19 of the Notes to these Consolidated Financial Statements.
Credit Facilities
Holdings Revolving Credit Facility
In February 2018, Holdings entered into a $2.5 billion five-year senior unsecured revolving credit facility with a syndicate of banks. In June 2021, Holdings entered into an amended and restated revolving credit agreement, which lowered the facility amount to $1.5 billion and extended the maturity date to June 24, 2026, among other changes. The revolving credit facility has a sub-limit of $1.5 billion for the issuance of letters of credit to support the life insurance business reinsured by EQ AZ Life Re. As of December 31, 2022, the Company had $225 million of undrawn letters of credit issued out of the $1.5 billion sub-limit for Equitable Financial as beneficiary.
Bilateral Letter of Credit Facilities
In February 2018, the Company entered into bilateral letter of credit facilities, each guaranteed by Holdings, with an aggregate principal amount of approximately $1.9 billion, with multiple counterparties. In June 2021, Holdings entered into amendments with each of the issuers of its bilateral letter of credit facilities to effect changes similar to those effected in the amended and restated revolving credit agreement. The respective facility limits of the bilateral letter of credit facilities remained unchanged. These facilities support the life insurance business reinsured by EQ AZ Life Re. The HSBC facility matures on February 16, 2024 and the rest of the facilities mature on February 16, 2026 and February 2027. The bilateral letter of credit facilities were not drawn upon during December 31, 2022 and 2021.
AB Credit Facility
AB has a $800 million committed, unsecured senior revolving credit facility (the “AB Credit Facility”) with a group of commercial banks and other lenders which matures on October 13, 2026. The credit facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $200 million. Any such increase is subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC for business purposes, including the support of AB’s commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and AB management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.
The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2022, AB was in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender’s commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender’s commitments would automatically terminate.
Amounts under the Credit Facility may be borrowed, repaid and re-borrowed by us from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AB are permitted at any time without a fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AB’s option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AB, plus one of the following indices: LIBOR; a floating base rate; or the Federal Funds rate.
As of December 31, 2022 and 2021, AB had no amounts outstanding under the AB Credit Facility. During the years ended the December 31, 2022 and 2021, AB and SCB LLC did not draw upon the AB Credit Facility.
In addition, SCB LLC currently has five uncommitted lines of credit with five financial institutions. Four of these lines of credit permit borrowing up to an aggregate of approximately $315 million, with AB named as an additional borrower, while the other line has no stated limit. As of December 31, 2022 and 2021, SCB LLC had no outstanding balance on these lines of credit. Average daily borrowings during the years ended 2022 and 2021 were $1 million and $47 thousand with weighted average interest rates of approximately 3.7% and 0.9%, respectively.